UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2010

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The sole purpose of this Form 8-K/A is to correct the Description (Title) of Exhibit 10.3 in the Edgar Submission Header to correspond with the description of Exhibit 10.3 in the Exhibit Index (“Summary Sheet for Executive Cash Compensation”). No changes have been made to the items or information reported within the body of or the exhibits to the original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of the 2010 Award Formula for the Company’s 2009 Key Officers Incentive Plan. On March 26, 2010, the Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted the Award Formula for 2010 (the “2010 Award Formula”) for the Company’s 2009 Key Officers Incentive Plan (the “Plan”). The Plan was filed March 26, 2009 as Appendix B to the Company’s Proxy Statement. The 2010 Award Formula is applicable to the Company’s eleven executive officers, including the named executive officers listed below. Under the 2010 Award Formula, an executive officer will be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (“Target Percentage”), then applying the award formula. Corporate participants and Profit Center participants have separate award calculations based on factors defined in the 2010 Award Formula.

Corporate Participants. The 2010 Award Formula for Corporate participants is based on (i) the Company’s return on capital employed (“ROCE”) (60% relative weight), (ii) the Company’s cash flow (20% relative weight), and (iii) individual performance goals established outside the Plan (20% relative weight). For Corporate participants, no awards are paid for ROCE achievement below 19.0% and cash flow below $260 million. The maximum payout percentage is capped at 150%. David S. Haffner (President & Chief Executive Officer), Matthew C. Flanigan (Senior Vice President – Chief Financial Officer) and Karl G. Glassman (Executive Vice President & Chief Operating Officer) are Corporate participants.

Profit Center Participants. The 2010 Award Formula for Profit Center participants is based on (i) ROCE by the operations under the executive’s management (40% relative weight); (ii) budgeted earnings of the operations under the executive’s management (40% relative weight); and (iii) individual performance goals established outside the Plan (20% relative weight). For Profit Center participants, no awards are paid for achievement below 80% of the ROCE and the budgeted earnings target for that business segment. The maximum payout percentage is capped at 150%. Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) and Paul R. Hauser (Senior Vice President, President – Residential Furnishings) are Profit Center participants.

Individual Performance Goals. The assessment of most of the individual performance goals referenced above is inherently subjective and qualitative. The types of goals for our named executive officers in 2010 include, among other things, strategic planning, talent management/succession planning, new product development, continuous improvement projects, cost savings initiatives, compliance improvements, sales and operations planning, development of new growth platforms, and various improvements at specific global operations.

The foregoing is only a brief description of the 2010 Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.2. Certain adjustments have been made to the GAAP definitions of the above measures as described in the attached 2010 Award Formula.

Increase in Base Salaries for Named Executive Officers. Attached and incorporated by reference as Exhibit 10.3 is the Company’s Summary Sheet for Executive Cash Compensation disclosing the named executive officers’ 2009 annual salaries and Target Percentages and increases for 2010 approved by the Committee on March 26, 2010.

Amendment to the Company’s 2005 Executive Stock Unit Program. On March 26, 2010, the Committee amended Section 4.6 of the Company’s 2005 Executive Stock Unit Program

(“ESU Program”). The ESU Program allows executives to contribute up to 10% of their compensation above a certain threshold to purchase stock units at a 15% discount from the market value of Company common stock on the purchase date. Stock units are converted to shares of common stock on a one-to-one basis, and paid out upon termination of employment, disability or death. Stock units may be settled in cash at the discretion of the Company. The Company automatically matches 50% of the executive’s contribution and will match up to an additional 50% if certain financial objectives for the year are met. In addition, ESU Program accounts earn dividend equivalents, also at a 15% discount. Section 4.6 has been amended to align the additional matching contributions with the corporate ROCE thresholds and targets established each year under the 2009 Key Officers Incentive Plan as follows:

4.6 Additional Matching Contributions. The Company will make an Additional Matching Contribution equal to a percentage of the Participant’s Contribution for the applicable Calendar Year if the Company’s return on capital employed (“ROCE”) for the Calendar Year ~~is at least 13.1%~~ meets the threshold level established for corporate payouts under the Key Officers Incentive Plan (the “Incentive Plan”). ROCE will be calculated in the same manner as it is calculated under the ~~Company’s Key Management~~ Incentive Plan for a given year. The Additional Matching Contribution will begin at 25% of the Participant’s Contribution for the applicable Calendar Year ~~if the Company’s~~ for ROCE ~~is 13.1%~~ achievement at the threshold level (19% for 2010) and increase ratably to a maximum 50% of the Participant’s Contribution ~~if the Company’s~~ for ROCE ~~is at least 14.1%.~~achievement at the target level (23% for 2010). Such Contribution will be credited to the Account of each Participant who was employed as of the last business day of the Calendar Year, plus each Participant whose employment terminated prior to such date (a) due to Disability or death, or (b) after the Participant has attained 55 years of age and has at least 5 Years of Vesting Service. Additional Matching Contributions, if any, will be credited to the Participant’s Account by March 15th following the applicable Calendar Year.

The amendment did not change how the corporate ROCE is calculated. It is calculated the same under the Key Management Incentive Plan and 2009 Key Officer’s Incentive Plan. Reference is made to the ESU Program, as amended, which was filed December 9, 2009, as Exhibit 10.1 to the Company’s Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2010 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.

10.4	The Company’s 2005 Executive Stock Unit Program, as amended, effective December 31, 2009, filed December 9, 2009 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 1, 2010	By:	/s/ John G. Moore
John G. Moore
Vice President – Chief Legal & HR Officer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s 2009 Key Officers Incentive Plan, effective as of January 1, 2009, filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2010 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.

10.4	The Company’s 2005 Executive Stock Unit Program, as amended, effective December 31, 2009, filed December 9, 2009 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

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